UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Legacy Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2020

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati OH 45202

(Address of principal executive offices, including zip code)

(513) 618-7161

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On October 5, 2020, Legacy Acquisition Corp., a Delaware Corporation (“Legacy” or the “Company”) issued a press release announcing the commencement of a tender offer (the “Offer”) to purchase up to all of its 6,122,699 issued and outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), that were initially issued as part of the units in its initial public offering (such shares of Class A common stock, the “Public Shares”) upon the terms and conditions set forth in the Offer to Purchase and the related Letter of Transmittal that are being distributed to holders of the shares of Class A common stock to be filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2020. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and incorporated by reference hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell Public Shares.  The solicitation of offers to buy Public Shares will only be made pursuant to the Offer to Purchase, dated October 5, 2020 (as may be amended or supplemented), the related forms of Letter of Transmittal, and other related documents that Legacy is sending to the holders of the Public Shares.  The Offer materials contain important information that should be read carefully before any decision is made with respect to the Offer.  Those materials are being distributed by Legacy to its stockholders at no expense to them.  In addition, all of those materials (and all other Offer documents filed with the SEC) will be available at no charge on the SEC’s website on the Internet at www.sec.gov, free of charge, and from Morrow Sodali, LLC, the information agent.

About Legacy Acquisition Corp.

Legacy raised $300 million in November 2017 and its securities are listed on the New York Stock Exchange (“NYSE”). At the time of its listing, Legacy was the only Special Purpose Acquisition Company on the NYSE led predominantly by African American managers and sponsor investors. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. Legacy’s founders and management expectation is that Legacy will serve as a role model for African Americans and other under-represented business leaders to achieve success not just in the executive ranks of large Corporations, but also as entrepreneurs in the productive use of capital through mergers and acquisitions on Wall Street. For more information please visit www.LegacyAcquisition.com.

On September 18, 2020, Legacy entered into the previously announced Business Combination Agreement (the “Business Combination Agreement”), by and among Legacy, Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”) and certain other parties thereto. Pursuant to the Business Combination Agreement, Legacy and Onyx will engage in a business combination (the “Business Combination”).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “might,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional,” “opportunities” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Legacy’s estimates of interest income accrued on the trust account, Legacy’s expectation to deliver the Offer to Purchase, Letter of Transmittal and other documents comprising the Offer, and statements regarding holders of Public Shares benefitting from the Business Combination by holding their Public Shares through the closing.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A common stock on the NYSE (or such other nationally recognized stock exchange on which shares of the Class A common stock are then listed) following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares tendered in the Offer by the holders of Legacy’s Class A common stock in connection with the proposed Business Combination; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of pending legal proceedings with certain Onyx stockholders; (15) potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Schedule TO that was filed with the SEC in connection with the transaction. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information about the Information Statement and the Proxy Statement

Legacy has filed with the SEC a preliminary information statement with respect to the Business Combination for its stockholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Business Combination and the other transactions contemplated by the Business Combination Agreement. In addition, in connection with the proposed amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017, Legacy has filed a preliminary consent solicitation statement with the SEC. Legacy’s security holders and other interested persons are advised to read the applicable information statement or consent solicitation statement and any respective amendments thereto and other relevant materials to be filed in connection with the proposed Business Combination and Warrant Amendments, respectively, with the SEC, including, when available, a definitive information statement on Schedule 14C and a definitive consent solicitation statement on Schedule 14A and the respective documents incorporated by reference therein, as these materials contain and will contain important information about the Business Combination and Warrant Amendments, as applicable. When available, the definitive information statement or definitive consent solicitation statement and other relevant materials for the Business Combination and Warrant Amendments, respectively, will be mailed to the applicable securityholders of Legacy as of September 30, 2020. Securityholders are able to obtain copies of the preliminary information statement or the preliminary consent solicitation statement, and, once available, will be able to obtain the definitive information statement or the definitive consent solicitation statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy’s warrantholders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive proxy statement that will be filed with respect to the Warrant Amendments and are contained in the preliminary consent solicitation statement and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which were filed with the SEC and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or in accordance with an exemption from registration therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of Legacy Acquisition Corp., dated October 5, 2020
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

October 5, 2020	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

Exhibit 99.1

Legacy Acquisition Corp. Announces Commencement of Tender Offer
in connection with the Completion of its Business Combination

October 5, 2020 — New York, NY — Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded special purpose acquisition company, announced today that it has commenced a tender offer to purchase up to all of its 6,122,699 issued and outstanding shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), that were initially issued as part of the units in its initial public offering (such shares of Class A common stock, the “Public Shares”) at a price of $10.5040 per Public Share, net to the seller in cash, without interest (the “Purchase Price”), for an aggregate purchase price of up to $64,313,141 in cash, subject to the terms and conditions set forth in the Offer to Purchase for Cash, dated October 5, 2020 (the “Offer to Purchase”).  The last reported closing price of Legacy’s Class A Common Stock on the New York Stock Exchange (the “NYSE”) on October 2, 2020 was $10.4398 per share of Class A Common Stock.  Legacy’s offer is being made upon the terms and conditions set forth in the Offer to Purchase and the related Letter of Transmittal (the “Letter of Transmittal”, which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”) that are being distributed to the holders of the Public Shares to be filed with the Securities and Exchange Commission (the “SEC”) today.

The Purchase Price is equal to the per Public Share amount on deposit in the trust account, which was established to hold the proceeds of Legacy’s initial public offering (the “Trust Account”), as of two business days prior to the consummation of the Business Combination (as defined below). The Purchase Price includes the estimated interest income earned on the amounts on deposit in the Trust Account through the date as of two business days prior to the consummation of the Business Combination, plus contributions to the Trust Account in respect of Legacy’s prior extensions of time to complete an initial business combination, less amounts necessary for taxes and for working capital of up to $750,000 annually (on a pro rata basis).

This Offer is being made in accordance with the provisions of the previously announced Business Combination Agreement, dated September 18, 2020, by and among Legacy, Excel Merger Sub I, Inc, Excel Merger Sub II, LLC, Onyx Enterprises Int’l, Corp., and Shareholder Representative Services LLC, solely in its capacity as the stockholder representative (the “Business Combination Agreement”) and pursuant to Legacy’s organizational documents in order to provide the holders of Public Shares with an opportunity to redeem their Public Shares for a pro rata portion of Legacy’s Trust Account in connection with the proposed business combination contemplated by the Business Combination Agreement (the “Business Combination”). On September 18, 2020, certain stockholders holding, in the aggregate, a majority of the issued and outstanding shares of Class A Common Stock and Legacy’s Class F common stock, par value $0.0001 per share, approved the Business Combination and the other transactions contemplated by the Business Combination Agreement by written consent. As a result, further action or vote by Legacy’s stockholders will not be required to complete the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the Offer. Accordingly, since Legacy intends to consummate the Business Combination and conduct redemptions of the Public Shares without seeking stockholder approval, Legacy is providing all holders of the Public Shares the opportunity to have their Public Shares redeemed through the Offer pursuant to the tender offer rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Offer will expire at 12:01 a.m., New York City time, on November 4, 2020, unless extended by the Company (the expiration date, as may be extended, the “Expiration Date”), or if terminated by the Company.  Tenders of the Public Shares must be made prior to the Expiration Date and may be withdrawn at any time prior to the Expiration Date.  The Offer is subject to conditions and other terms set forth in the Offer to Purchase and other Offer materials that are being distributed to the holders of the Public Shares to be filed with the SEC today.

The Offer is not conditioned on obtaining financing or any minimum number of Public Shares being tendered, but is subject to certain other conditions. In particular, the Offer is conditioned on, among other things, the Company’s determination that the Business Combination, in its reasonable judgment immediately prior to the Expiration Date, is capable of being consummated contemporaneously with the Offer, but in no event later than three business days after the Expiration Date.

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If and to the extent that a holder tenders its Public Shares in the Offer, the holder of Public Shares will not be participating in the Business Combination because the holder will no longer hold such Public Shares. A holder of Public Shares will only be able to benefit from the Business Combination if and to the extent that the holder continues to hold its Public Shares through the closing date of the Business Combination. Accordingly, if a holder of Public Shares supports the proposed Business Combination, the holder should not tender its Public Shares pursuant to the Offer, because Public Shares purchased by Legacy pursuant to the Offer will cease to represent an interest in the continuing company following the Business Combination.

While Legacy’s board of directors has authorized the Offer, it has not made and is not making, and none of Legacy, its officers, or affiliates, Morrow Sodali, LLC, the information agent, or Continental Stock Transfer & Trust Company, the depositary, has made or is making, any recommendation to the holders of Public Shares as to whether to tender or refrain from tendering its Public Shares. Legacy has not authorized any person to make any such recommendation. Each of the holders of Public Shares must make its own decision as to whether to tender its Public Shares in the Offer and, if so, how many Public Shares to tender. The members of Legacy’s board of directors may have interests in the Business Combination that may be different from, or in addition to, the interests of the holders of Public Shares as a stockholder. Before taking any action with respect to the Offer, the holders of Public Shares should read carefully the information in, or incorporated by reference in, the Offer to Purchase, the Letter of Transmittal and the other documents that constitute part of the Offer, including the purposes and effects of the Offer. The holders of Public Shares are urged to discuss their decisions with their tax advisors, financial advisors and/or broker, dealer, commercial bank, trust company or other nominee. The Offer to Purchase and the Letter of Transmittal contain important information, and the holders of Public Shares should carefully read each in their entirety before making a decision with respect to the Offer.

Morrow Sodali, LLC is acting as the information agent and Continental Stock Transfer & Trust Company is acting as the depositary. The Offer to Purchase, Letter of Transmittal and related documents are being mailed to holders of Public Shares of record and will be made available for distribution to the beneficial owners of the Public Shares and Legacy’s units.  Questions and requests for assistance should be directed to the Information Agent toll free at (800) 662-5200 (U.S. banks and brokerage firms, please call (203) 658-9400).

This announcement is for informational purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell Public Shares.  The solicitation of offers to buy Public Shares will only be made pursuant to the Offer to Purchase, dated October 5, 2020 (as may be amended or supplemented), the related forms of Letter of Transmittal, and other related documents that Legacy is sending to the holders of the Public Shares.  The Offer materials contain important information that should be read carefully before any decision is made with respect to the Offer.  Those materials are being distributed by Legacy to the Stockholders at no expense to them.  In addition, all of those materials (and all other Offer documents filed with the SEC) will be available at no charge on the SEC’s website on the Internet at www.sec.gov, free of charge, and from the Information Agent.

About Legacy Acquisition Corp.

Legacy raised $300 million in November 2017 and its securities are listed on the NYSE. At the time of its listing, Legacy was the only Special Purpose Acquisition Company on the NYSE led predominantly by African American managers and sponsor investors. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. Legacy’s founders and management expectation is that Legacy will serve as a role model for African Americans and other under-represented business leaders to achieve success not just in the executive ranks of large Corporations, but also as entrepreneurs in the productive use of capital through mergers and acquisitions on Wall Street. For more information please visit www.LegacyAcquisition.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “might,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional,” “opportunities” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Legacy’s estimates of interest income accrued on the Trust Account, Legacy’s expectation to deliver the Offer to Purchase, Letter of Transmittal and other documents comprising the Offer, and statements regarding holders of Public Shares benefitting from the Business Combination by holding their Public Shares through the closing.

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These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A Common Stock on the NYSE (or such other nationally recognized stock exchange on which shares of the Class A Common Stock are then listed) following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares tendered in the Offer by the holders of Legacy’s Class A Common Stock in connection with the proposed Business Combination; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of pending legal proceedings with certain Onyx stockholders; (15) potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Schedule TO that was filed with the SEC in connection with the transaction. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information about the Information Statement and the Proxy Statement

Legacy has filed with the SEC a preliminary information statement with respect to the Business Combination for its stockholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Business Combination and the other transactions contemplated by the Business Combination Agreement. In addition, in connection with the proposed amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017, Legacy has filed a preliminary consent solicitation statement with the SEC. Legacy’s security holders and other interested persons are advised to read the applicable information statement or consent solicitation statement and any respective amendments thereto and other relevant materials to be filed in connection with the proposed Business Combination and Warrant Amendments, respectively, with the SEC, including, when available, a definitive information statement on Schedule 14C and a definitive consent solicitation statement on Schedule 14A and the respective documents incorporated by reference therein, as these materials contain and will contain important information about the Business Combination and Warrant Amendments, as applicable. When available, the definitive information statement or definitive consent solicitation statement and other relevant materials for the Business Combination and Warrant Amendments, respectively, will be mailed to the applicable securityholders of Legacy as of September 30, 2020. Securityholders are able to obtain copies of the preliminary information statement or the preliminary consent solicitation statement, and, once available, will be able to obtain the definitive information statement or the definitive consent solicitation statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

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Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy’s warrantholders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive proxy statement that will be filed with respect to the Warrant Amendments and are contained in the preliminary consent solicitation statement and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which were filed with the SEC and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Investors:
Dawn Francfort / Brendon Frey
ICR
PARTSiDIR@icrinc.com

Media:
Keil Decker
ICR
PARTSiDPR@icrinc.com

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